The
                                        Gannett
                                  [LOGO]Welsh &
                                        Kotler
                                        Funds
--------------------------------------------------------------------------------
                                GW&K Equity Fund
--------------------------------------------------------------------------------
                        GW&K Government Securities Fund
--------------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT
                                 March 31, 2000
                                  (Unaudited)

THE GANNETT WELSH & KOTLER FUNDS
222 Berkeley Street
Boston, Massachusetts 02116

BOARD OF TRUSTEES
Arlene Zoe Aponte-Gonzalez
Benjamin H. Gannett
Morton S. Grossman
Harold G. Kotler
Timothy P. Neher
Josiah A. Spaulding, Jr.
Allan Tofias

INVESTMENT ADVISER
GANNETT WELSH & KOTLER, INC.
222 Berkeley Street
Boston, Massachusetts 02116
(617) 236-8900

TRANSFER AGENT
INTEGRATED FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 888-GWK-FUND
                       (888-495-3863)

LETTER FROM THE PRESIDENT                                            MAY 1, 2000
================================================================================

Dear Shareholders,

Markets often find themselves in unhealthy circumstances when investors begin to believe that that which rises will rise forever, and that which falls will fall forever. Last year, we saw long-term rates rise, driving down bond prices, and until the fourth quarter, small capitalization stocks were declining. The only game in town was large capitalization growth stocks. Today, in contrast, the bond market is strong and small capitalization stocks came surging back in the fourth quarter of 1999 to finish even with large capitalization stocks for the year. That trend continued through the first quarter of 2000.

The lesson to be learned, and about which we often remind our clients, is that only through proper diversification can an investor expect continued success. As always, trends come and go and asset class leadership shifts. In the end, the best strategy over the long-term is a disciplined investment approach diversified across asset classes. We have designed our strategies to take advantage of market weaknesses. We believe there are always good investment opportunities in the markets in which we are involved.

Today, information is instantaneous making it possible for the world's investors to move in unison. Valuations are driven by both earnings and psychology, therefore, momentum shifts will be quick and without warning. Market corrections can take three days now, rather than three months or three years in times past. Volatility is an integral part of all markets and investors should neither panic nor take undue risks. We at Gannett Welsh & Kotler, Inc. see this and believe that a thorough, disciplined investment approach, along with proper diversification, will allow us to succeed during these volatile times as we have during our company's 27 year history. Our strategy remains consistent regardless of market volatility.

Later this spring we look forward to introducing two new mutual funds to the marketplace, the GW&K Large Cap Growth Fund and the GW&K Small Cap Growth Fund. These funds, patterned after our existing Large Cap Growth and Small Cap Growth separate account strategies, will employ an investment approach that blends together macro investment themes and rigorous fundamental research. These new funds will give our investors additional vehicles to gain access to the equity markets, as well as alternative ways to diversify portfolios across equity market segments.

We are pleased to continue to offer our clients additional services and we look forward to increased success on your behalf.

Harold G. Kotler, CFA
President

GW&K EQUITY FUND
LETTER TO SHAREHOLDERS                                               MAY 1, 2000
================================================================================

Dear Fellow Shareholders,

As we send you this Semi-Annual Report for the GW&K Equity Fund, we have received recognition of the Fund's record from a number of sources. The performance that attracted this attention is detailed below.

As of March 31, 2000, assets stood at a record $90 million, compared with $61 million six months ago. With net new investment just a bit more than $1 million for the past six months, the increase in assets was driven by performance.

The Fund's total return (price change and reinvested distributions) for the six months ended March 31, 2000, was 44.97%, ahead of both the Standard & Poor's 500 Index, up 17.51%, and the Russell 2000 Index of smaller companies, which gained 27.01%. These results were also ahead of the Morningstar Growth and Income group, whose average return was 13.01%, and the Lipper Analytical Services Multi-Cap Core group, which showed an average return of 24.29%.

For the quarter ended March 31, 2000, the Fund was up 16.42%, compared with 2.29% and 7.08% for the S&P 500 and the Russell 2000 indices, respectively. Your Fund's quarterly return was in the 1st percentile measured against the Morningstar Growth and Income funds' average return of 1.80% and in the 5th percentile of the Lipper Multi-Cap Core group, which had an average return of 5.39%.

The recent performance of the Fund was recognized in the April 2000 issue of Bloomberg PERSONAL FINANCE magazine. In their "Top Mutual Funds" section, the Fund was listed as the number one Equity Income Fund out of 485 Equity Income Funds for the year ending February 3, 2000, just ahead of the Janus Equity Income Fund. Morningstar has also now tracked the Fund's returns for the required three years ending March 31, 2000. For that period, the Fund was awarded a four star rating.

Turnover has remained relatively low, at under 30% annualized. We added a few positions in the health sector in companies with excellent growth prospects and strong niche positions. We continued our trimming of some positions in the technology sector whose valuations seemed generous compared with expectations for future growth and that had come to represent 10% or so of the entire portfolio.

GW&K EQUITY FUND
LETTER TO SHAREHOLDERS                                               MAY 1, 2000
================================================================================

With few changes, your Fund is still positioned to participate whether markets favor large or small companies. What has changed a bit is the accumulation of cash, which is currently near 10%. With the Federal Reserve publicly committed to raising interest rates, and heading into a Presidential election that will put a new man in the White House, we believe that it is a good time to have reserves available. In the recent past, this has allowed us to add holdings when current news caused sharp price declines in the stocks of companies that have excellent long-term prospects. In a nervous market, these opportunities seem to come more frequently and we want to be ready.

While we have compiled good results since the inception of the Fund, we recognize that volatile markets can undo that work in a hurry. We commit to you to work hard to steer a successful course through both calm and turbulent markets.

Sincerely,

Edward B. White, CFA, CIC
GW&K Equity Fund
Portfolio Manager

GW&K GOVERNMENT SECURITIES FUND
LETTER TO SHAREHOLDERS                                               MAY 1, 2000
================================================================================

Dear Fellow Shareholders,

We are pleased to report on the status of the GW&K Government Securities Fund for the semi-annual period ending March 31, 2000. Shares within the Fund have grown to 3.08 million representing 311 shareholders. This growth continues to come primarily from the investment allocation to the Fund for managed accounts at GW&K.

Most bond markets experienced significant volatility over the six-month period ending March 31, 2000. The 10-year US Treasury Note, the primary benchmark for mortgage pricing, swung from 5.88% on September 30, 1999 to 6.44% on December 31,1999, and then back down to 6.00% by March 31, 2000. In general, this type of volatility leads to uncertainty and weaker bond prices. The declining interest rate environment experienced over the last few months also facilitated mortgage re-financing which led to mortgage-backed securities (MBS) prepayments, a negative for the premium mortgages which underlie the Fund. Additionally, over the six-month period, the housing market remained robust with home sales approaching record levels; this too led to MBS prepayments and negative pressure on prices.

The Fund's net asset value per share on March 31, 2000 was $9.53, $0.23 lower than it was on September 30, 1999, reflecting the accelerating rate of principal paydowns of the Fund's premium mortgage-backed securities. Although the share price declined, the dividend distribution rate increased during the period to 7.32%, satisfying our objective for strong current income flow. As a result, the total performance of the Fund was 1.26% for the six-month period as compared to 1.82% for the Lehman Brothers 1-3 Year Government Bond Index over the same period.

At Gannett Welsh & Kotler, we continue to search for value within the premium mortgage-backed sector. In the last two quarters we added $5.55 million in new mortgage-backed pools. While the yields on these were attractive, we did see spreads widening during the past six months. We will continue to look for additional securities that meet the maturity and income requirements for the Fund, while exhibiting reduced prepayment risk.

Sincerely,

David M. Carter
GW&K Government Securities Fund
Portfolio Manager

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000 (Unaudited)
=====================================================================================
                                                                             GW&K
                                                            GW&K          Government
                                                           Equity         Securities
                                                            Fund             Fund
-------------------------------------------------------------------------------------
ASSETS
Investments in securities:
        At amortized cost ..........................    $ 51,702,966     $ 29,501,683
                                                        ============     ============
        At market value (Note 2) ...................    $ 91,117,569     $ 28,861,853
Cash ...............................................          25,536           36,000
Dividends and interest receivable ..................          63,344          302,068
Receivable for principal paydowns ..................              --          130,634
Receivable for capital shares sold .................          14,600           20,000
Receivable for securities sold .....................         171,888               --
Organization expenses, net (Note 2) ................          11,167           11,167
Other assets .......................................          11,221            7,528
                                                        ------------     ------------
        TOTAL ASSETS ...............................      91,415,325       29,369,250
                                                        ------------     ------------
LIABILITIES
Dividends payable to shareholders ..................              --           23,765
Payable for capital shares redeemed ................             400            3,000
Payable for securities purchased ...................       1,009,918               --
Payable to affiliates (Note 4) .....................          89,525           23,383
Other accrued expenses and liabilities .............          25,582           14,893
                                                        ------------     ------------
        TOTAL LIABILITIES ..........................       1,125,425           65,041
                                                        ------------     ------------

NET ASSETS .........................................    $ 90,289,900     $ 29,304,209
                                                        ============     ============
Net assets consist of:
Paid-in capital ....................................    $ 44,512,344     $ 31,175,384
Accumulated net investment income (loss) ...........         (70,199)              --
Distributions in excess of net investment income ...              --         (227,046)
Accumulated net realized gains (losses)
        from security transactions .................       6,433,152       (1,004,299)
Net unrealized appreciation (depreciation)
        on investments (Note 1) ....................      39,414,603         (639,830)
                                                        ------------     ------------
Net assets .........................................    $ 90,289,900     $ 29,304,209
                                                        ============     ============
Shares of beneficial interest outstanding (unlimited
        number of shares authorized, no par value) .       4,564,807        3,076,334
                                                        ============     ============
Net asset value, offering price and redemption
        price per share (Note 1) ...................    $      19.78     $       9.53
                                                        ============     ============

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000 (Unaudited)
==========================================================================================
                                                                                  GW&K
                                                                 GW&K          Government
                                                                Equity         Securities
                                                                 Fund             Fund
------------------------------------------------------------------------------------------
INVESTMENT INCOME
        Interest                                             $         --     $    986,867
        Dividends                                                 392,654           23,375
                                                             ------------     ------------
                TOTAL INVESTMENT INCOME                           392,654        1,010,242
                                                             ------------     ------------
EXPENSES
        Investment advisory fees (Note 4)                         370,283          112,112
        Administration fees (Note 4)                               37,241           14,994
        Professional fees                                          15,500           15,500
        Accounting services fees (Note 4)                          15,000           12,000
        Custodian fees                                             19,248            6,990
        Trustees' fees and expenses                                13,000           13,000
        Pricing fees                                                  488           15,326
        Insurance expense                                           8,136            4,618
        Reports to shareholders                                     7,567            4,805
        Transfer agent fees (Note 4)                                6,000            6,000
        Postage and supplies                                        5,151            3,976
        Registration fees                                           3,889            3,812
        Organization expenses (Note 2)                              3,350            3,350
                                                             ------------     ------------
                TOTAL EXPENSES                                    504,853          216,483
        Fees waived by the Adviser (Note 4)                       (42,000)         (67,000)
                                                             ------------     ------------
                NET EXPENSES                                      462,853          149,483
                                                             ------------     ------------

NET INVESTMENT INCOME (LOSS)                                      (70,199)         860,759
                                                             ------------     ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
        Net realized gains from security transactions           6,550,527               --
        Net change in unrealized appreciation/
                depreciation on investments                    21,328,065         (502,489)
                                                             ------------     ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS      27,878,592         (502,489)
                                                             ------------     ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                   $ 27,808,393     $    358,270
                                                             ============     ============

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=================================================================================================================================
                                                                               GW&K                             GW&K
                                                                            Equity Fund              Government Securities Fund
                                                                  -----------------------------     -----------------------------
                                                                   Six Months          Year          Six Months          Year
                                                                      Ended           Ended            Ended            Ended
                                                                 March 31, 2000      Sept. 30,     March 31, 2000      Sept. 30,
                                                                   (Unaudited)         1999          (Unaudited)         1999
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
        Net investment income (loss) .........................    $    (70,199)    $    (48,002)    $    860,759     $  1,669,870
        Net realized gains (losses) from security transactions       6,550,527        1,816,559               --          (89,284)
        Net change in unrealized appreciation/depreciation
                on investments ...............................      21,328,065       11,651,312         (502,489)        (306,966)
                                                                  ------------     ------------     ------------     ------------
Net increase in net assets from operations ...................      27,808,393       13,419,869          358,270        1,273,620
                                                                  ------------     ------------     ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
        Dividends from net investment income .................              --          (77,789)        (860,759)      (1,669,870)
        Distributions in excess of net investment income .....              --               --          (16,642)        (748,688)
        Return of capital ....................................              --               --         (210,404)         (86,428)
        Distributions from net realized gains ................      (1,725,055)         (41,932)              --               --
                                                                  ------------     ------------     ------------     ------------
Decrease in net assets from distributions to shareholders ....      (1,725,055)        (119,721)      (1,087,805)      (2,504,986)
                                                                  ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
        Proceeds from shares sold ............................       6,232,875        7,113,037        1,829,202        4,372,991
        Net asset value of shares issued in
                reinvestment of distributions to shareholders        1,706,053          118,604          890,753        2,059,395
        Payments for shares redeemed .........................      (5,173,220)      (6,274,588)      (2,428,124)     (10,771,178)
                                                                  ------------     ------------     ------------     ------------
Net increase (decrease) in net assets from
        capital share transactions ...........................       2,765,708          957,053          291,831       (4,338,792)
                                                                  ------------     ------------     ------------     ------------
TOTAL INCREASE (DECREASE) IN
        NET ASSETS ...........................................      28,849,046       14,257,201         (437,704)      (5,570,158)

NET ASSETS
        Beginning of period ..................................      61,440,854       47,183,653       29,741,913       35,312,071
                                                                  ------------     ------------     ------------     ------------
        End of period ........................................    $ 90,289,900     $ 61,440,854     $ 29,304,209     $ 29,741,913
                                                                  ============     ============     ============     ============
ACCUMULATED NET
        INVESTMENT LOSS ......................................    $    (70,199)    $         --     $    (16,642)    $         --
                                                                  ============     ============     ============     ============
NUMBER OF SHARES
        Sold .................................................         371,282          525,932          189,879          440,081
        Reinvested ...........................................         110,139            8,938           92,652          206,831
        Redeemed .............................................        (309,010)        (469,830)        (253,294)      (1,089,713)
                                                                  ------------     ------------     ------------     ------------
        Net increase (decrease) in shares outstanding ........         172,411           65,040           29,237         (442,801)
        Shares outstanding, beginning of period ..............       4,392,396        4,327,356        3,047,097        3,489,898
                                                                  ------------     ------------     ------------     ------------
        Shares outstanding, end of period ....................       4,564,807        4,392,396        3,076,334        3,047,097
                                                                  ============     ============     ============     ============

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
GW&K EQUITY FUND
FINANCIAL HIGHLIGHTS
===========================================================================================================================
                                                             Six Months
                                                               Ended                Year            Year          Period
                                                              March 31,            Ended           Ended           Ended
                                                                2000             Sept. 30,       Sept. 30,       Sept. 30,
                                                             (Unaudited)            1999            1998          1997(A)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT
        EACH PERIOD:
        Net asset value at beginning of period ...........    $    13.99         $    10.90      $    12.93      $    10.00
                                                              ----------         ----------      ----------      ----------
        Income (loss) from investment operations:
                Net investment income (loss) .............         (0.02)             (0.01)           0.03            0.03
                Net realized and unrealized gains (losses)
                 on investments ..........................          6.20               3.13           (0.80)           2.90
                                                              ----------         ----------      ----------      ----------
        Total from investment operations .................          6.18               3.12           (0.77)           2.93
                                                              ----------         ----------      ----------      ----------
        Less distributions:
                Dividends from net investment income .....            --              (0.02)          (0.04)             --
                Distributions from net realized gains ....         (0.39)             (0.01)          (1.22)             --
                                                              ----------         ----------      ----------      ----------
        Total distributions ..............................         (0.39)             (0.03)          (1.26)             --
                                                              ----------         ----------      ----------      ----------

        Net asset value at end of period .................    $    19.78         $    13.99      $    10.90      $    12.93
                                                              ==========         ==========      ==========      ==========
RATIOS AND SUPPLEMENTAL DATA:

        Total return .....................................         44.97%(C)          28.62%          (5.99%)         29.30%(C)
                                                              ==========         ==========      ==========      ==========

        Net assets at end of period (000's) ..............    $   90,290         $   61,441      $   47,184      $   37,347
                                                              ==========         ==========      ==========      ==========

        Ratio of net expenses to average net assets(B) ...          1.25%(D)           1.25%           1.25%           1.25%(D)

        Ratio of net investment income (loss) to
                average net assets .......................         (0.19%)(D)         (0.08)%          0.27%           0.43%(D)

        Portfolio turnover rate ..........................            39%(D)             28%             30%             13%(D)

(A) Represents the period from the initial public offering of shares (December 10, 1996) through September 30, 1997.

(B) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.36%(D), 1.36%, 1.41% and 1.51%(D) for the periods ended March 31, 2000, and September 30, 1999, 1998 and 1997, respectively (Note 4).

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
GW&K GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS
========================================================================================================================
                                                                  Six Months
                                                                    Ended              Year          Year         Period
                                                                   March 31,          Ended         Ended          Ended
                                                                     2000           Sept. 30,     Sept. 30,      Sept. 30,
                                                                  (Unaudited)          1999          1998         1997(A)
-------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT
        EACH PERIOD:
        Net asset value at beginning of period .................    $   9.76         $  10.12      $  10.23      $  10.00
                                                                    --------         --------      --------      --------
        Income from investment operations:
                Net investment income ..........................        0.28             0.45          0.56          0.50
                Net realized and unrealized gains (losses)
                 on investments ................................       (0.16)           (0.09)        (0.05)         0.23
                                                                    --------         --------      --------      --------
        Total from investment operations .......................        0.12             0.36          0.51          0.73
                                                                    --------         --------      --------      --------
        Less distributions:
                Dividends from net investment income ...........       (0.28)           (0.45)        (0.56)        (0.50)
                Distributions in excess of net investment income       (0.07)           (0.24)        (0.04)           --
                Return of capital ..............................          --            (0.03)           --            --
                Distributions from net realized gains ..........          --               --         (0.02)           --
                                                                    --------         --------      --------      --------
        Total distributions ....................................       (0.35)           (0.72)        (0.62)        (0.50)
                                                                    --------         --------      --------      --------

        Net asset value at end of period .......................    $   9.53         $   9.76      $  10.12      $  10.23
                                                                    ========         ========      ========      ========
RATIOS AND SUPPLEMENTAL DATA:

        Total return ...........................................        1.27%(C)         3.68%         5.07%         7.50%(C)
                                                                    ========         ========      ========      ========

        Net assets at end of period (000's) ....................    $ 29,304         $ 29,742      $ 35,312      $ 24,855
                                                                    ========         ========      ========      ========

        Ratio of net expenses to average net assets(B) .........        1.00%(D)         1.00%         1.00%         0.97%(D)

        Ratio of net investment income to average
                net assets .....................................        5.77%(D)         6.62%         5.40%         6.19%(D)

        Portfolio turnover rate ................................          26%(D)           27%           37%           44%(D)

(A) Represents the period from the initial public offering of shares (December 16, 1996) through September 30, 1997.

(B) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.45%(D), 1.31%, 1.36% and 1.47%(D) for the periods ended March 31, 2000, and September 30, 1999, 1998 and 1997, respectively (Note 4).

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000 (UNAUDITED)
================================================================================

1.   ORGANIZATION

The GW&K Equity Fund and the GW&K Government Securities Fund (individually, a Fund, and collectively, the Funds) are each a diversified series of shares of The Gannett Welsh & Kotler Funds (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 24, 1996. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Trust commenced operations on October 17, 1996, when shares of each Fund were issued at $10.00 per share to affiliates of Gannett Welsh & Kotler, Inc., the Funds' investment adviser, in order to provide the initial capitalization of the Trust.

On December 10, 1996, the GW&K Equity Fund, prior to offering shares to the public, exchanged its shares for portfolio securities of GW&K Equity Fund, L.P. (the Partnership) as part of a tax-free reorganization of the Partnership. The GW&K Equity Fund acquired the securities of the Partnership at the Partnership's cost basis and holding periods, thus resulting in the acquisition of securities with unrealized appreciation of $6,218,882 as of December 10, 1996. Subsequent to the exchange transaction, the Fund began its initial public offering of shares.

The GW&K Government Securities Fund began its initial public offering of shares on December 16, 1996.

The GW&K Equity Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing in a diversified portfolio of equity securities.

The GW&K Government Securities Fund seeks total return, through both income and capital appreciation. The Fund invests primarily in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). U.S. Government obligations, mortgage-backed securities and municipal obligations are generally valued at their most recent bid prices as obtained from one or more of the major market makers for such securities or are valued by an independent pricing service based on estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities traded on stock exchanges or quoted by NASDAQ are valued at the closing sales price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared daily and paid on the last business day of each month to shareholders of the GW&K Government Securities Fund. Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the GW&K Equity Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Securities transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Securities traded on a to-be-announced basis -- The GW&K Government Securities Fund occasionally trades portfolio securities on a to-be-announced (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Organizational expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of March 31, 2000:

--------------------------------------------------------------------------------
                                                                       GW&K
                                                      GW&K          Government
                                                     Equity         Securities
                                                      Fund             Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation ................    $ 43,027,312     $     13,804
Gross unrealized depreciation ................      (3,650,280)        (653,634)
                                                  ------------     ------------
Net unrealized appreciation (depreciation) ...    $ 39,377,032     $   (639,830)
                                                  ============     ============
Federal income tax cost ......................    $ 51,740,537     $ 29,501,683
                                                  ============     ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and financial statement cost for the GW&K Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of September 30, 1999, the GW&K Government Securities Fund had capital loss carryforwards for federal income tax purposes of $915,015, none of which expire prior to September 30, 2007. In addition, the Fund elected to defer until its subsequent tax year $89,284 of net realized capital losses incurred after October 31, 1998. These capital loss carryforwards and "post-October" losses may be utilized in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.

3.   INVESTMENT TRANSACTIONS

For the six months ended March 31, 2000, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $14,205,609 and $13,383,597, respectively, for the GW&K Equity Fund and $5,552,536 and $3,703,328, respectively, for the GW&K Government Securities Fund.

4.   TRANSACTIONS WITH AFFILIATES

The President and the Treasurer of the Trust are also principals of Gannett Welsh & Kotler, Inc. (the Adviser), the Trust's investment adviser. Certain other officers of the Trust are also officers of Integrated Fund Services, Inc.
(IFS), the Trust's administrative services agent, shareholder servicing and transfer agent, and accounting services agent.

ADVISORY AGREEMENT
Each Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. The GW&K Equity Fund and the GW&K Government Securities Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% and 0.75%, respectively, of average daily net assets.

In order to reduce the operating expenses of the GW&K Equity Fund and the GW&K Government Securities Fund for the six months ended March 31, 2000, the Adviser voluntarily waived advisory fees of $42,000 and $67,000, respectively.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies executive and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For these services, IFS receives a monthly fee from each Fund at the annual rate of 0.10% on each Fund's respective average daily net assets up to $100 million; 0.075% on such net assets from $100 million to $200 million; and 0.05% on such net assets in excess of $200 million, subject to a $1,000 minimum monthly fee from each Fund.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records for each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee at an annual rate of $17 per shareholder account from the GW&K Equity Fund and $21 per shareholder account from the GW&K Government Securities Fund, subject to a $1,000 minimum monthly fee for each Fund. In addition, each Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, IFS receives a monthly fee, based on current asset levels, of $2,500 and $2,000 from the GW&K Equity Fund and the GW&K Government Securities Fund, respectively. In addition, each Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of such Fund's portfolio securities.

PLAN OF DISTRIBUTION
The Trust has a Plan of Distribution (the Plan) under which each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of capital shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the average daily net assets of each Fund.

GW&K EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000 (Unaudited)
================================================================================
                                                                      MARKET
    SHARES    COMMON STOCKS-- 93.3%                                   VALUE
--------------------------------------------------------------------------------
              BASIC MATERIALS-- 1.2%
     85,000   Universal Forest Products, Inc. ..................   $  1,051,875
                                                                   ------------
              CONSUMER, CYCLICAL-- 13.6%
     90,000   AutoNation, Inc.* ................................   $    714,375
    125,000   DeVry, Inc.* .....................................      3,812,500
    100,000   Extended Stay America, Inc.* .....................        750,000
     76,000   Insight Communications Company, Inc. * ...........      1,567,500
     27,000   May Department Stores Company ....................        769,500
     15,000   MediaOne Group, Inc.* ............................      1,215,000
     63,000   PROVANT, Inc.* ...................................        504,000
    100,000   Standard Pacific Corp. ...........................      1,000,000
     49,000   Staples, Inc.* ...................................        980,000
     43,000   TJX Companies, Inc. ..............................        954,062
                                                                   ------------
                                                                   $ 12,266,937
                                                                   ------------
              CONSUMER, NON-CYCLICAL-- 7.7%
     28,000   General Mills, Inc. ..............................   $  1,013,250
     17,000   Merck & Co., Inc. ................................      1,056,125
     42,000   NCO Group, Inc.* .................................      1,341,375
     50,000   Panamerican Beverages, Inc. ......................        881,250
     35,000   PepsiCo, Inc. ....................................      1,209,688
     40,000   Pfizer, Inc. .....................................      1,462,500
                                                                   ------------
                                                                   $  6,964,188
                                                                   ------------
              ENERGY-- 8.8%
     35,972   AES Corp.* .......................................   $  2,832,795
     26,000   Independent Energy Holdings plc - ADR* ...........      1,166,750
     41,000   Noble Affiliates, Inc. ...........................      1,345,312
     65,000   Questar Corp. ....................................      1,206,562
     24,000   Royal Dutch Petroleum Company ....................      1,381,500
                                                                   ------------
                                                                   $  7,932,919
                                                                   ------------
              FINANCIAL SERVICES-- 10.2%
     30,000   Bank of New York Company, Inc. ...................   $  1,246,875
     17,000   BISYS Group, Inc.* ...............................      1,130,500
     35,000   Boston Properties, Inc. ..........................      1,113,438
     63,000   Capital One Financial Corp. ......................      3,020,062
     28,000   Citigroup, Inc. ..................................      1,660,750
     20,000   MBIA, Inc. .......................................      1,041,250
                                                                   ------------
                                                                   $  9,212,875
                                                                   ------------
              HEALTH CARE PRODUCTS & SERVICES-- 2.9%
     23,000   Cardinal Health, Inc. ............................   $  1,055,125
     75,000   HealthGate Data Corp.* ...........................        421,875
     40,000   IMS Health Inc. ..................................        677,500
      7,000   Techne Corp.* ....................................        483,000
                                                                   ------------
                                                                   $  2,637,500
                                                                   ------------

GW&K EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
                                                                      MARKET
    SHARES    COMMON STOCKS-- 93.3% (CONTINUED)                       VALUE

              INDUSTRIAL-- 6.9%
     10,000   General Electric Company .........................   $  1,551,875
     18,000   General Motors Corp. - Class H ...................      2,241,000
     34,000   Tyco International, Ltd. .........................      1,695,750
     45,000   United Rentals, Inc.* ............................        776,250
                                                                   ------------
                                                                   $  6,264,875
                                                                   ------------
              TECHNOLOGY-- 34.4%
     45,000   Cognex Corp.* ....................................   $  2,595,938
     26,000   Dell Computer Corp.* .............................      1,402,375
     18,000   EMC Corp.* .......................................      2,250,000
    102,000   iGATE Capital Corp.* .............................      4,602,750
     19,000   Lucent Technologies, Inc. ........................      1,154,250
    108,000   Oracle Corp.* ....................................      8,430,750
     50,000   SDL, Inc.* .......................................     10,643,750
                                                                   ------------
                                                                   $ 31,079,813
                                                                   ------------
              UTILITIES-- 7.6%
     45,000   Enron Corp. ......................................   $  3,369,375
     54,000   MCI WorldCom, Inc.* ..............................      2,446,875
     45,000   Reliant Energy, Inc. .............................      1,054,688
                                                                   ------------
                                                                   $  6,870,938
                                                                   ------------

              TOTAL COMMON STOCKS-- (Cost $44,867,317) .........   $ 84,281,920
                                                                   ------------

================================================================================
                                                                      MARKET
    SHARES    CASH EQUIVALENTS-- 7.6%                                 VALUE
--------------------------------------------------------------------------------
  6,835,649   Merrimac Cash Fund-- Institutional Class
              (Cost $6,835,649) ................................   $  6,835,649
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 100.9%
              (Cost $51,702,966) ...............................   $ 91,117,569

              LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.9%) ...       (827,669)
                                                                   ------------

              NET ASSETS-- 100.0% ..............................   $ 90,289,900
                                                                   ============

*    Non-income producing security.

ADR - American Depository Receipt.

See accompanying notes to financial statements

GW&K GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000 (Unaudited)
================================================================================
     PAR                                                             MARKET
    VALUE     MORTGAGE-BACKED SECURITIES-- 96.2%                     VALUE
--------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION-- 40.1%
$   146,368   7.50%, 02/01/22 ..................................   $    144,968
    140,139   8.00%, 11/01/10 ..................................        140,621
    696,113   8.50%, 03/01/08 thru 09/01/17 ....................        707,044
    666,064   8.75%, 10/01/08 thru 10/01/17 ....................        674,685
  1,072,905   9.00%, 06/01/08 thru 06/01/21 ....................      1,095,933
  1,842,606   9.25%, 10/01/08 thru 12/01/10 ....................      1,887,474
    813,892   9.50%, 05/01/05 thru 02/01/21 ....................        844,178
  1,621,490   9.75%, 04/01/08 thru 02/01/18 ....................      1,685,875
  1,246,527   10.00%, 01/01/01 thru 11/01/20 ...................      1,321,989
  1,146,166   10.25%, 04/01/09 thru 09/01/12 ...................      1,206,930
    292,686   10.50%, 06/01/00 thru 10/01/19 ...................        314,206
    339,647   10.75%, 07/01/10 thru 04/01/11 ...................        363,505
     72,262   11.00%, 01/01/01 thru 01/01/19 ...................         77,798
    359,506   11.25%, 09/01/09 thru 11/01/13 ...................        386,395
    167,006   11.50%, 09/01/11 thru 06/01/19 ...................        182,051
     20,268   11.75%, 02/01/11 thru 07/01/13 ...................         21,982
    130,540   12.00%, 05/01/10 thru 03/01/15 ...................        142,166
    362,176   12.50%, 01/01/10 thru 05/01/15 ...................        400,635
    117,710   13.50%, 01/01/11 .................................        129,665
     18,756   14.50%, 12/01/10 .................................         20,707
-----------                                                        ------------
$11,272,827   TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION         $ 11,748,807
-----------   (Amortized Cost $12,017,095)                         ------------

              FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 35.9%
$   248,963   7.50%, 02/01/14 ..................................   $    247,484
    216,704   8.00%, 08/01/19 ..................................        218,871
    895,543   8.50%, 12/01/08 thru 03/01/22 ....................        908,430
    417,065   8.75%, 08/01/07 thru 08/01/17 ....................        425,038
    757,313   9.00%, 03/01/10 thru 09/01/21 ....................        774,183
    157,544   9.25%, 12/01/15 ..................................        161,901
    471,743   9.50%, 02/01/11 thru 01/01/19 ....................        490,091
    289,158   9.75%, 03/01/06 thru 02/01/19 ....................        302,897
  3,015,045   10.00%, 11/01/00 thru 04/01/21 ...................      3,184,298
     36,156   10.25%, 05/01/09 thru 03/01/16 ...................         38,879
  1,206,961   10.50%, 08/01/00 thru 09/01/20 ...................      1,261,972
     45,147   10.75%, 03/01/14 .................................         49,013
    180,558   11.00%, 10/01/11 thru 07/01/15 ...................        191,865
     73,994   11.25%, 10/01/15 thru 12/01/15 ...................         81,638
    186,339   11.50%, 05/01/19 .................................        205,789
    184,427   11.75%, 04/01/12 thru 02/01/14 ...................        202,608
  1,561,377   12.00%, 03/01/13 thru 10/01/15 ...................      1,729,576
      6,208   12.25%, 05/01/10 thru 07/01/13 ...................          6,763
     30,423   13.50%, 12/01/14 .................................         34,380
-----------                                                        ------------
$ 9,980,668   TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ......   $ 10,515,676
-----------   (Amortized Cost $10,725,504)                         ------------

GW&K GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR                                                              MARKET
    VALUE     MORTGAGE-BACKED SECURITIES-- 96.2% (CONTINUED)          VALUE
--------------------------------------------------------------------------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-- 18.8%
$   382,207   7.00%, 05/15/23 ..................................   $    373,130
    171,574   8.75%, 11/15/08 ..................................        174,738
    386,945   9.00%, 11/15/19 thru 06/15/21 ....................        403,048
     97,224   9.25%, 09/15/09 ..................................        100,156
    773,449   9.50%, 06/15/09 thru 08/20/19 ....................        804,431
        471   9.75%, 12/15/00 thru 01/15/01 ....................            474
  2,027,279   10.00%, 10/15/00 thru 10/15/21 ...................      2,169,324
        676   10.25%, 02/15/01 .................................            681
    516,021   10.50%, 02/20/05 thru 10/20/19 ...................        560,342
    413,830   11.00%, 12/15/09 thru 03/15/16 ...................        452,444
      1,350   11.25%, 04/15/01 .................................          1,372
    231,286   11.50%, 01/20/13 thru 08/20/19 ...................        255,288
     78,986   11.75%, 05/15/04 thru 08/15/13 ...................         85,457
     14,681   12.00%, 08/15/13 thru 09/15/14 ...................         16,474
    104,859   13.00%, 01/15/11 thru 01/15/15 ...................        117,931
-----------                                                        ------------
$ 5,200,838   TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ...   $  5,515,290
-----------   (Amortized Cost $5,631,460)                          ------------

              OTHER MORTGAGE-BACKED SECURITIES-- 1.4%
$    31,609   Arkansas Development Finance Authority
              REMIC #93-C, 8.20%, 02/15/14 .....................   $     31,612
    395,000   Delta Funding Home Equity Loan Trust
              #96-1-A7, 7.95%, 06/25/27 ........................        386,113
-----------                                                        ------------
$   426,609   TOTAL OTHER MORTGAGE-BACKED SECURITIES ...........   $    417,725
-----------   (Amortized Cost $452,161)                            ------------

$26,880,942   TOTAL MORTGAGE-BACKED SECURITIES .................   $ 28,197,498
-----------   (Amortized Cost $28,826,220)                         ------------

================================================================================
     PAR                                                              MARKET
    VALUE     MUNICIPAL OBLIGATIONS -- 1.9%                           VALUE
--------------------------------------------------------------------------------
$   300,000   Texas St. HFA SFM Rev. Bond, 8.05%, 12/01/01 .....   $    303,783
    236,832   Mississippi Housing Rev. Bond, 9.15%, 09/15/14            242,185
-----------                                                        ------------
$   536,832   TOTAL MUNICIPAL OBLIGATIONS ......................   $    545,968
-----------   (Amortized Cost $557,076)                            ------------

GW&K GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                      MARKET
    SHARES    CASH EQUIVALENTS-- 0.4%                                 VALUE
--------------------------------------------------------------------------------
    118,387   Merrimac Cash Fund - Institutional Class
              (Cost $118,387) ..................................   $    118,387
                                                                   ------------

              TOTAL INVESTMENTS SECURITIES-- 98.5%
              (Cost $29,501,683) ...............................   $ 28,861,853

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.5% .....        442,356
                                                                   ------------

              NET ASSETS-- 100.0% ..............................   $ 29,304,209
                                                                   ============

See accompanying notes to financial statements.